DELAWARE VIP® TRUST

Delaware VIP Diversified Income Series
(the “Series”)

Supplement to the Series’ Service and Standard Class Summary and Statutory Prospectuses
and Statement of Additional Information (“SAI”) each dated April 30, 2015

Effective Nov. 27, 2015, the following replaces the information in the summary prospectus sections entitled, “Who manages the Series? – Investment manager” and in the statutory prospectus sections entitled “Series summary – Who manages the Series? – Investment manager”:

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	May 2003
Roger A. Early, CPA, CFA	Managing Director, Head of Fixed Income Investments, Executive Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	May 2007
Wen-Dar Chen, Ph.D.	Vice President, Portfolio Manager – International Debt	May 2007
J. David Hillmeyer, CFA	Senior Vice President, Senior Portfolio Manager	February 2011
Steven A. Landis	Vice President, Senior Portfolio Manager – Emerging Markets Debt	September 2013
Christopher M. Testa, CFA	Senior Vice President, Senior Portfolio Manager	June 2014
Brian C. McDonnell, CFA	Senior Vice President, Senior Portfolio Manager, Senior Structured Products Analyst, Trader	February 2015
Adam H. Brown, CFA	Senior Vice President, Senior Portfolio Manager	November 2015

Effective Nov. 27, 2015, the following replaces the biographical information in the statutory prospectus sections entitled “Who manages the Series – Portfolio managers.”

Portfolio managers

Paul Grillo has primary responsibility for making day-to-day investment decisions for the Series. When making decisions for the Series, Mr. Grillo regularly consults with Wen-Dar Chen, Roger A. Early, J. David Hillmeyer, Steven A. Landis, Christopher M. Testa, Brian C. McDonnell, and Adam H. Brown.

Paul Grillo, CFA
Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy
Paul Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-class portfolios. He joined Delaware Investments in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990s. Grillo serves as lead portfolio manager for the firm’s Diversified Income products and has been influential in the growth and distribution of the firm’s multisector strategies. Prior to joining Delaware Investments, Grillo was a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Roger A. Early, CPA, CFA
Managing Director, Head of Fixed Income Investments, Executive Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy
Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. He became head of fixed income investments in February 2015. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Wen-Dar Chen, Ph.D.
Vice President, Portfolio Manager — International Debt
Wen-Dar Chen, Ph.D., is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for constructing global investment themes, international portfolio strategic asset allocation, and risk management. He has specialized in quantitative fixed income investments since 1986. Before he joined Delaware Investments in mid-2004 as a senior international debt analyst, he was a quantitative analyst in global asset-backed securities, credit strategies, and portfolio strategies at J.P. Morgan Securities. Since 1998, he has worked to promote the asset-backed securities business in Asia, and published the book, Asset-Backed Securitization – Theory and Practice, in Asia in 2002. He worked at Salomon Brothers from 1993 to 1996, and Lehman Brothers from 1990 to 1993, during which time he gained experience with government securities trading desks, proprietary trading of structured products, financial strategies, and index strategies groups. Dr. Chen’s degrees include a bachelor’s degree in atmospheric sciences from the National Taiwan University, a master’s degree in meteorology from the South Dakota School of Mines and Technology, and a Ph.D. in geophysical fluid dynamics from Princeton University.

J. David Hillmeyer, CFA
Senior Vice President, Senior Portfolio Manager
J. David Hillmeyer is a member of the firm's taxable fixed income portfolio management team. He is responsible for portfolio construction and asset allocation of the diversified floating rate strategy and serves as co-portfolio manager for the fixed rate multisector, core plus, and investment grade corporate bond strategies. Prior to joining Delaware Investments in August 2007 as a vice president and corporate bond trader, he worked for more than 11 years in various roles at Hartford Investment Management Company, including senior corporate bond trader, high yield portfolio manager / trader, and quantitative analyst. He began his career as an investment advisor in January 1989 at Shawmut Bank, leaving the firm as an investment officer in November 1995. Hillmeyer earned his bachelor’s degree from Colorado State University, and he is a member of the CFA Society of Philadelphia and the Philadelphia Council for Business Economics.

Steven A. Landis
Vice President, Senior Portfolio Manager — Emerging Markets Debt

Steven A. Landis is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for emerging markets debt. Prior to joining Delaware Investments in May 2013, he worked with FH International Asset Management from 2000 to 2013 as a portfolio manager for emerging markets debt total return strategies. Before that, Landis worked for five years as director of fixed income with Winmill & Co. Previously, he held trading positions with Barclays de Zoete Wedd Securities, ED&F Man, and WG Trading Company. Landis started his career with Kidder Peabody in New York, where he analyzed client interest rate exposure and implemented hedging and trading strategies. He earned a bachelor’s degree in economics from Beloit College and an MBA with a concentration in finance from Columbia Business School.

Christopher M. Testa, CFA
Senior Vice President, Senior Portfolio Manager
Christopher M. Testa joined Delaware Investments in January 2014 as a senior portfolio manager in the firm’s corporate credit portfolio management group. He primarily manages high yield assets. Prior to joining the firm, Testa worked as a portfolio manager who focused on high yield credit at S. Goldman Asset Management from 2009 to 2012 and Princeton Advisory Group from 2012 to 2013. Previously, he served as head of U.S. credit at Drake Management, and prior to that he was head of credit research and a high yield portfolio manager at Goldman Sachs Asset Management. Testa has more than 20 years of experience analyzing and investing in high yield and distressed credit. He earned his bachelor’s degree in economics, with a minor in government, from Hamilton College, and an MBA in finance with a concentration in investments from The Wharton School of the University of Pennsylvania.

Brian C. McDonnell, CFA
Senior Vice President, Senior Portfolio Manager, Senior Structured Products Analyst, Trader
Brian C. McDonnell is a member of the firm's taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He also serves as lead analyst for residential mortgage-backed securities. He joined Delaware Investments in March 2007 as a vice president and senior structured products analyst/trader, assuming portfolio management responsibilities in 2009. Prior to joining Delaware Investments, he was a managing director and head of fixed income trading at Sovereign Securities, where he was responsible for risk management and hedging of the firm’s holdings. Earlier in his career, he spent more than 10 years in various fixed income capacities with Prudential Securities in New York. McDonnell has a bachelor’s degree in finance from Boston College, and he is a member of the CFA Society of Philadelphia.

Adam H. Brown, CFA
Senior Vice President, Senior Portfolio Manager
Adam H. Brown is a senior portfolio manager on the firm's taxable fixed income team. He manages the bank loan portfolios and is a co-portfolio manager for the high yield portfolios. Brown joined Delaware Investments in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he worked since 2002. At Four Corners, he was a co-portfolio manager on four collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor’s degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Series shares.

On Nov. 19, 2015, the Board of Trustees of Delaware VIP Trust voted to approve the use of short sales as described below. These changes will be effective sixty (60) days after the date of this Supplement.

The following is added to the section in the statutory prospectuses entitled, “How we manage the Series – The securities in which the Series typically invests – Short sales”:

Short sales

Short sales are transactions in which a fund sells a security it does not own and, at the time the short sale is effected, the series incurs an obligation to replace the security borrowed no matter what its price may be at the time the fund delivers it to the lender.

How the Series uses them: The Manager may establish short positions in exchange traded funds in an attempt to isolate, manage, or reduce the risk of individual securities positions held by the Series, of a decline in a particular market sector to which the Series has significant exposure, or of the exposure to securities owned by the Series in the aggregate. Such short sales may also be implemented in an attempt to manage the duration of the Series’ holdings. There is no assurance that any such short sales will achieve their intended objective(s). The Manager will not engage in short sales for speculative purposes.

The following is added to the section in the statutory prospectuses entitled, “How we manage the Series – The risks of investing in the Series – Short sales risk”:

Short sales risk

Short positions in securities may be more risky than long positions (purchases). If a series has a short position in a security issued by an exchange traded fund and the price of such security increases, the series will lose money on its short position. Furthermore, during the time when the series has a short position in such security, the series must borrow that security in order to make delivery on the short sale, which raises the cost to the series of entering into the transaction. A series is therefore subject to the risk that a third party may fail to honor the terms of its contract with the series related to the securities borrowing. Short sales also involve the risk of an unlimited increase in the market price of the security sold short, which would result in a theoretically unlimited loss. Moreover, although the trading price of a share of an exchange traded fund normally tracks the net asset value of such a share, in times of market stress, this value relationship will not necessarily prevail. Any deviation between the net asset value per share of such exchange traded fund and its trading price could create other risks for a series if it held a short position in the securities of such an exchange traded fund. Such other risks include the possibility of a larger loss on the short position than would otherwise be the case, the reduced likelihood that the intended benefit of the short position will achieve its objective(s), and the increased likelihood of a demand to replace the borrowed security at a time when obtaining such replacement security may be difficult or impossible at a reasonable price.

Until a series replaces a borrowed security in connection with a short sale, it will be required to maintain daily a segregated account at such a level that: (i) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Consequently, in the event of an increase in the price of a security in which a series has a short position, it may have to increase the amount of collateral to be posted and may have to sell other securities in the portfolio to be able to do so. In times of market stress, making such sales may be difficult to do because of limited and declining liquidity.

Short sale strategies are often categorized as a form of leveraging. Please refer to “Leveraging risk” for more information.

How the Series strives to manage it: The Series total investments in exchange traded funds will not exceed 5% of net assets in any one exchange traded fund and 10% in all positions in investment companies, including exchange traded funds, in the aggregate.

The following is added to the section in the statutory prospectuses entitled, “How we manage the Series – The risks of investing in the Series – Leveraging risk”:

Leveraging risk

The risk that certain series transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing a series to be more volatile than if it had not been leveraged.

How the Series strives to manage it: The Series will, consistent with industry practice, designate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the exposure created by these transactions.

The following information is added to the section in the SAI entitled, “Investment Strategies and Risks”:

Short Sales

Delaware VIP Diversified Income Series, Delaware VIP High Yield Series, and Delaware VIP Limited-Term Diversified Income Series may make short sales on exchange traded funds in an attempt to isolate, manage, or reduce the risk of individual securities positions held by the Series, of a decline in a particular market sector to which the Series has significant exposure, or of the exposure to securities owned by the Series in the aggregate. Such short sales may also be implemented in an attempt to manage the duration of the Series’ holdings. There is no assurance that any such short sales will achieve their intended objective(s). The Manager will not engage in short sales for speculative purposes.

Typically, short sales are transactions in which the Series sells a security it does not own and, at the time a short sale is effected, the Series incurs an obligation to replace the security borrowed. The price at the time of replacement may be more or less than the price at which the security was sold by the Series. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Series is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Series also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Series replaces a borrowed security in connection with a short sale, the Series will be required to maintain daily a segregated account, containing cash or eligible securities, at such a level that: (i) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Each Series’ total investments in exchange traded funds will not exceed 5% of net assets in any one exchange traded fund and 10% in all positions in investment companies, including exchange traded funds, in the aggregate.

The Series will incur a loss as a result of a short sale if the price of the security sold short increases between the date of the short sale and the date on which the Series replaces the borrowed security; conversely, the Series will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest that the Series may be required to pay in connection with a short sale.

The ability of the Series to effect short sales may be limited because of certain requirements the Series must satisfy to maintain its status as a regulated investment company.

Neither Delaware Management Company nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Please keep this Supplement for future reference.

This Supplement is dated November 25, 2015.